UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On June 11, 2018, Destination XL Group, Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with J. Carlo Cannell and Cannell Capital LLC (including on behalf of their respective Affiliates) (collectively, “Cannell”) related to, among other things, the nomination of Mr. Lionel Conacher to the Company’s Board of Directors (the “Board”) and certain standstill and other agreements between Cannell and the Company.

Under the terms of the Agreement, the Company agreed to appoint Mr. Conacher to serve on the Board effective June 11, 2018.  To allow for this appointment, the Board increased its size to ten directors.  At the 2018 Annual Meeting, the Board will nominate and recommend Mr. Conacher for election as a director of the Company and also revert board size back to nine members.

In consideration for the above, Cannell agreed to withdraw its nominations with respect to the 2018 Annual Meeting, as well as vote in favor of certain of the Company’s proposals at the 2018 Annual Meeting, including the Company’s slate of director nominees.  Cannell also agreed to be bound by certain standstill provisions under the Agreement.  The terms of the Agreement expire January 29, 2019.

The foregoing description of the Agreement is a summary only and is subject to, and qualified in its entirety by, the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Agreement, on June 11, 2018, based on the recommendation of the Board’s Nominating and Corporate Governance Committee, the Board appointed Mr. Conacher to serve on the Board effective on the same date. In connection with the appointment, the Board expanded the size of the Board to ten directors. Mr. Conacher will serve for a term expiring at 2018 Annual Meeting and until his successor shall have been elected and qualified or until his earlier resignation or removal.

A copy of the Company’s press release announcing the appointment of Mr. Conacher is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number         Description

10.1	Letter Agreement, dated June 11, 2018, by and among Destination XL Group, Inc. and J. Carlo Cannell and Cannell Capital LLC

99.1	Press Release dated June 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	June 12, 2018	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

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